UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2021

Acadia Healthcare Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35331	45-2492228
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6100 Tower Circle, Suite 1000 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(615) 861-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ACHC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 7, 2021, Acadia Healthcare Company, Inc., a Delaware corporation (the “Company”), entered into a Share Purchase Agreement (the “SPA”) with RemedcoUK Limited, a company organized under the laws of England and Wales and owned by funds managed or advised by Waterland Private Equity Fund VII (the “Purchaser”), relating to the acquisition by the Purchaser from the Company of all of the securities (the “Shares”) issued by AHC-WW Jersey Limited, a private limited liability company incorporated in Jersey and a subsidiary of the Company, which constitutes the entirety of the Company’s U.K. business operations, operated under the Company’s Priory Group business. The SPA provides that completion will take place on January 19, 2021 (provided that the Company and the Purchaser may mutually agree to set a different date for completion). The Company anticipates that the sale will close in January 2021.

Pursuant to General Instruction B.3 of Form 8-K, the description of the SPA and the sale included in the Company’s Current Report on Form 8-K filed by the Company on December 30, 2020 is hereby incorporated by reference into this Item 1.01. The description of the SPA is a summary only and is qualified in its entirety by the full and complete terms of the SPA. The Company expects to file the SPA as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2020.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K and in any exhibits furnished or filed herewith that relate to the Company’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are statements that are not historical facts and can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “likely,” “could,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof, and may include statements regarding expected timing, purchase price, net proceeds, costs, effects, plans, objectives, expectations or consequences of entry into the SPA, the completion of the sale under the SPA and the use of proceeds therefrom and statements about the expected benefits of the proposed sale and the impact of the proposed sale on the Company’s business, financial results, opportunities and future plans. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including uncertainties regarding the completion of the sale pursuant to the SPA, the Purchase Price, the Company’s ability to achieve intended benefits of the sale, the expected costs of the transaction and other risks and uncertainties detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, “Item 1A. Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 and the Company’s subsequent filings with the SEC. All forward-looking statements speak only as of the date hereof and are based on current information, expectations and estimates and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results and events to vary materially from what is expressed in or indicated by the forward-looking statements. The Company assumes no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: January 7, 2021	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, Secretary and
General Counsel